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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                         DATE OF REPORT: OCTOBER 4, 2001
                        (Date of earliest event reported)



                              ELITE LOGISTICS, INC
             (Exact name of registrant as specified in its charter)


            IDAHO                       0-29825              91-0843203
            -----                       -------              ----------
          (State of                   (Commission          (IRS Employer
        incorporation)                File Number)       Identification No.)

    1201 NORTH AVENUE B, FREEPORT, TX                            77541
 ----------------------------------------                      ----------
 (Address of principal executive offices)                      (Zip Code)

                                 (979) 230-0222
                                 --------------
              (Registrant's telephone number, including area code)






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ITEM 5. OTHER EVENTS

         9.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Elite Logistic, Inc.'s announcement regarding forward-looking statements relating to backlogs and order projections from its customers, as presented in a press release of OCTOBER 4, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a) & (b)      NONE

         (c)      EXHIBITS

        99.1 Press release of October 4, 2001, with an announcement regarding forward-looking statements relating to backlogs and order projections from its customers.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ELITE LOGISTICS, INC.
                                                    (Registrant)

Date: October 5, 2001                               By:  /s/ Joseph  Smith
                                                       -------------------------
                                                       Joseph Smith
                                                       Chief Executive Officer



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                                INDEX TO EXHIBITS


      EXHIBIT
      NUMBER                     DESCRIPTION
      ------                     -----------
      99.1        Press release of October 4, 2001, with an announcement
                  regarding forward-looking statements relating to backlogs and order projections from its customers.